UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2006

Autodesk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway

San Rafael, California 94903

(Address of principal executive offices, including zip code)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 13, 2006, the Board of Directors of Autodesk, Inc. (“Autodesk”) appointed Carl Bass, currently Autodesk’s Chief Operating Officer, to become President and Chief Executive Officer of Autodesk, effective May 1, 2006. Carol Bartz, the current President and Chief Executive Officer and Chairman of the Board, has resigned as President and Chief Executive Officer, effective April 30, 2006. Ms. Bartz will become Executive Chairman of the Board, effective May 1, 2006. In addition, the Board of Directors elected Mr. Bass as a director, effective immediately. Mr. Bass has not been appointed to any standing committees of the Board of Directors. There are no arrangements or understandings between Mr. Bass and any other persons pursuant to which Mr. Bass was selected as a director.

Mr. Bass, 48, has served as Chief Operating Officer since June 2004, having previously served as Senior Executive Vice President, Design Solutions Group from February 2002 to June 2004 and as Executive Vice President, Emerging Business and Chief Strategy Officer from August 2001 to February 2002. From June 1999 to July 2001, he served as President and Chief Executive Officer of Buzzsaw.com, Inc., a spin-off from Autodesk. Mr. Bass has also held other executive positions within Autodesk since originally joining the company in September 1993. Mr. Bass is a director of Serena Software, Inc.

Information with respect to Mr. Bass’s participation in Autodesk’s Executive Incentive Plan and Executive Change in Control Program is set forth in Autodesk’s Proxy Statement dated September 27, 2005, under “Executive Compensation – Executive Incentive Plan,” and “Executive Compensation – Employment Agreements and Change in Control Arrangements – Executive Change in Control Program,” respectively, which sections are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 13, 2006, the Board of Directors of Autodesk amended Article III, Section 3.2 of Autodesk’s Bylaws to change the number of directors from nine (9) to ten (10). The Bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description
3.1	Bylaws, as amended.

99.1	Excerpts from Autodesk’s Proxy Statement dated September 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ Marcia K. Sterling
Marcia K. Sterling
Senior Vice President, General Counsel and Secretary

Date: January 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws, as amended.

99.1	Excerpts from Autodesk’s Proxy Statement dated January 18, 2006.